EXHIBIT 10.1

AGREEMENT FOR PURCHASE AND SALE OF ASSETS

This AGREEMENT FOR PURCHASE AND SALE OF ASSETS is entered into with an effective date of the 28th day of September, 2021, by and between ACL GROUP, Inc., a Wyoming corporation (the "Seller"), and KENILWORTH SYSTEMS CORP., a New York Corporation (the “Purchaser”).

WHEREAS, Seller owns certain proprietary intellectual property and databases (collectively, the “Data”); and

WHEREAS, Purchaser desires to purchase from Seller, and Seller desires to sell to Purchaser all of the Seller's Data more particularly described and set forth in Exhibit “A” annexed hereto.

NOW, THEREFORE, in consideration of the mutual agreements set forth herein, the parties agree as follows:

1. PURCHASE AND SALE OF BUSINESS. Seller shall assign, transfer, convey and deliver to the Purchaser all of its right, title and interest in and to the Data set forth in Exhibit “A” hereto.

2. PAYMENT FOR SELLER'S ASSETS.

2.1 The total payment for the Seller's Assets shall be as follows:

2.1.1 SECURED CONVERTIBLE PROMISSORY NOTE. At the Closing, Purchaser will deliver to Seller the following as partial consideration for the Seller's Assets:

(a) A Secured Convertible Promissory Note in the principal amount of $300,000,000, bearing an interest rate of 5% per annum, and convertible into Shares of Common Stock of the Purchaser in accordance with the terms of the Note, a copy of which is annexed hereto as Exhibit “B”.

(b) In accordance with the terms of the Secured Convertible Promissory Note, Purchaser will execute and deliver to Seller a Security Agreement and Form UCC-1 Filing Statement in the form annexed hereto as Exhibit “C”.

2.1.2 PURCHASER’S COMMON STOCK. As additional consideration for the Data, Purchaser shall issue to Seller 40,000,000 shares of Purchaser's authorized but unissued $0.001 par value common stock (the "Common Shares").

2.1.3 PURCHASER’S PREFERRED STOCK. As additional consideration for the Data, Purchaser shall issue to Seller 1,000,000 shares of Purchaser’s authorized but unissued Series “A” Preferred Stock, and 1,000 shares of Purchaser's authorized but unissued Series “B” Preferred Stock, which shall bear the rights, privileges and preferences as set forth in the Certificates of Designation annexed hereto as Exhibit “D” (the "Preferred Shares").

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2.1.4 COMMON STOCK PURCHASE WARRANTS. As additional consideration for the Data, Purchaser shall issue to Seller 20,000,000 Class “A” Common Stock Purchase Warrants, exercisable at $.02 per Share and expiring 10 years from the date of issuance. The Form of Common Stock Purchase Warrant is annexed hereto as Exhibit “E”.

3. CLOSING. The consummation of the purchase and sale of the Data as provided for in this Agreement will take place by the execution of documents in counterpart, by the appropriate and designated signatories, on or before September 30, 2021 (the "Closing").

4. SELLER'S OBLIGATIONS AT CLOSING; FURTHER ASSURANCES.

4.1 At the Closing, Seller shall deliver to the Purchaser:

4.1.1 a Bill of Sale and Assignment signed by Seller in the form annexed as Exhibit "F”;

4.1.2 any other instruments of assignment and transfer necessary to vest in Purchaser good and marketable title to the Data;

4.1.5 all documents required by this Agreement.

5. REPRESENTATIONS AND WARRANTIES BY SELLER. To the best of its knowledge and belief, Seller represents and warrants to Purchaser as follows:

5.1 ORGANIZATION, STANDING AND QUALIFICATION. Seller is a corporation duly organized, validly existing and in good standing under the laws of the State of Wyoming.

Seller has all requisite power and authority and is entitled to carry on its business as now being conducted.

5.2 EXECUTION AND PERFORMANCE OF AGREEMENT; AUTHORITY. The performance of this Agreement by Seller will not result in a default or breach of any other agreement to which Seller is a party. Seller and the signatories for Seller have the authority to enter into this Agreement.

5.3 TITLE TO DATA. Seller has good title to the Data. None of the Data is subject to any lien, lease, license, or adverse claim.

5.4 DISCLOSURE. All of Seller's representations made in this Agreement and its related documents are true and contain no untrue statements and do not omit important facts.

5.5 NO CONFLICT. To the best of Seller's knowledge, performance of this Agreement by Seller will not conflict with any regulations or agreements to which Seller is a party. No authorization or filing, which has not already been completed, is necessary for Seller to perform this Agreement.

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6. REPRESENTATIONS AND WARRANTIES BY PURCHASER. Purchaser represents and warrants to Seller as follows:

6.1 ORGANIZATION. Purchaser is a corporation organized and in good standing under the laws of the State of New York and has full authority to enter into this Agreement and to carry on its business and to own and operate its properties.

6.2 AUTHORIZATION AND APPROVAL OF AGREEMENT. All actions required to be taken by Purchaser relating to the signing of this Agreement shall have been taken at or prior to the Closing.

6.3 EXECUTION AND PERFORMANCE OF AGREEMENT. The performance of this Agreement by Purchaser will not result in a default of any other agreement to which Purchaser is a party. Purchaser has the authority to enter into this Agreement.

6.4 LITIGATION. There is no claim, order, investigation or other proceeding, against Purchaser relating to the transactions contemplated by this Agreement and Purchaser does not know or have any reason to be aware of any basis for the same.

6.5 All representations of Purchaser contained in this Agreement or the related documents shall be correct when made and as of the Closing.

6.6 All duties required by this Agreement to be performed by Purchaser at or before the Closing shall be performed.

7. NATURE AND SURVIVAL OF REPRESENTATIONS AND WARRANTIES. All representations and warranties contained in this Agreement shall survive the Closing.

8. NOTICES. Any notices described under this Agreement shall be in writing and shall be deemed given when personally delivered or mailed by first class registered mail, return receipt requested, addressed to the parties at the addresses set forth above.

9. CONTROLLING LAW AND JURISDICTION. This Agreement has been negotiated and consummated in the State of Florida and shall be governed by, and construed in accordance with, the laws of the State of Florida without giving effect to principles governing conflicts of law. The Company irrevocably (A) consents that any legal action or proceeding against it relating to this Note may be commenced exclusively in the Courts of the State of Florida or the United States District Court with jurisdiction in the County of Broward, Florida, (B) submits to the jurisdiction of any such Court in any such action or proceeding and (C) waives any claim or defense in any such action or proceeding based on any alleged lack of jurisdiction, improper venue or forum non conveniens. Service of process may be effected by notice sent pursuant to Section 8 hereof.

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SIGNATURES

IN WITNESS WHEREOF, the parties have caused this Agreement to be signed as of the date first written above.

SELLER: ACL GROUP, INC. By:____________________________________ PURCHASER: KENILWORTH SYSTEMS CORP. By:____________________________________

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EXHIBIT “A”

DESCRIPTION OF DATA

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EXHIBIT “B”

SECURED CONVERTIBLE PROMISSORY NOTE

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EXHIBIT “C”

SECURITY AGREEMENT

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EXHIBIT “D”

PREFERRED STOCK CERTIFICATE OF DESIGNATION

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EXHIBIT “E”

FORM OF COMMON STOCK PURCHASE WARRANT

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EXHIBIT “F”

BILL OF SALE

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